UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2008
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                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                     0-51589              04-3693643
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(State or other Jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)        Identification No.)

                 855 Enfield Street, Enfield, Connecticut 06082
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                    (Address of principal executive offices)

                                 (860) 253-5200
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
             ---------------------------------------------

       On July 22, 2008, New England Bancshares, Inc., the holding company for Enfield Federal Savings and Loan Association and Valley Bank, announced its financial results for the three months ended June 30, 2008. The press release announcing financial results for the three months ended June 30, 2008 is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
             ---------------------------------

       (a)   Financial Statements of Businesses Acquired: Not applicable

       (b)   Pro Forma Financial Information: Not applicable

       (c)   Exhibits

             Number            Description
             ------            -----------

             99.1              Press Release Dated July 22, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 23, 2008                    By:   /s/ Scott D. Nogles
                                              ----------------------------------
                                              Scott D. Nogles
                                              Executive Vice President and Chief
                                              Financial Officer



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